EXHIBIT 99.1
KITE HEADQUARTERS Indianapolis, IN

KITE REALTY GROUP * DISCLAIMER This presentation contains certain statements that are not historical fact and may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including, without limitation: national and local economic, business, real estate and other market conditions, particularly in light of the recent slowing of growth in the U.S. economy; financing risks, including the availability of and costs associated with sources of liquidity; the Company’s ability to refinance, or extend the maturity dates of, its indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; the competitive environment in which the Company operates; acquisition, disposition, development and joint venture risks; property ownership and management risks; the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property the Company owns; risks related to the geographical concentration of our properties in Indiana, Florida and Texas; assumptions underlying our anticipated growth sources; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which discuss these and other factors that could adversely affect the Company’s results. The Company undertakes no obligation to publicly update or revise these forward-looking statements (including the FFO and net income estimates), whether as a result of new information, future events or otherwise.

* COMPANY OVERVIEW Stable Operating Portfolio Owned interests in 60 operating properties totaling approximately 8.9 million square feet of gross leasable area (GLA). Diverse tenant base: Largest tenant (Publix Supermarket) represents only 3.9% of annualized base rent. 5 mile demographics: Population - 126,000; Average Household Income - $85,000 Increased Leasing & Operating Productivity Same property net operating income for the third quarter of 2012 increased 1.9% over the same period in the prior year. Seven consecutive quarters of same property NOI increases. Revenue from property operations increased 9% in the third quarter over the prior year. 12 consecutive quarters of positive cash rent spreads. Small shop leased percentage increased to 81.8% as of September 30, 2012 from 80.6% as of June 30, 2012. Development and Redevelopment Progress Five in-process developments/redevelopments totaling $195 million that are 83% pre-leased. Delray Marketplace: Construction continues at Delray Marketplace in Delray Beach, Florida and tenants begin opening in December 2012. Holly Springs Towne Center (formerly New Hill Place): Vertical construction continues on Phase I of Holly Springs Towne Center near Raleigh, North Carolina and tenants are projected to open in March/April 2013. Four Corner Square: Vertical construction is underway at Four Corner Square near Seattle, Washington. Tenants begin opening in February 2013. Rangeline Crossing (formerly The Centre): Commenced construction on redevelopment project to be anchored by organic grocery Earth Fare. Tenants begin opening at the end of June 2013. Information as of September 30, 2012 KITE REALTY GROUP

* COMPANY OVERVIEW Acquisition and Disposition Activity Cove Center: Acquired the Publix-anchored unencumbered shopping center in Stuart, Florida in June 2012 for $22 million. 12th Street Plaza: Acquired the Publix-anchored shopping center in Vero Beach, Florida in August 2012 for $15 million. Coral Springs Plaza: Disposed of this property in Fort Lauderdale, Florida for net proceeds of $8.5 million. Subsequent to the quarter, sold two state office building for gross proceeds of $10.1 million. Performing due diligence on the acquisition of two shopping centers in Greenville, South Carolina for an aggregate purchase price of approximately $40 million. Debt & Capital Markets In October 2012, issued 12,075,000 common shares for $5.20 per share resulting in net proceeds of approximately $60 million. Closed on a $37.5 million construction loan to fund construction at Holly Springs Towne Center Phase I. Closed on a $23 million construction loan to fund construction at Four Corner Square. No 2012 maturities remain and only $32.5 million matures over the next 12 months. Less than 25% of total debt matures through December 31, 2015. Information as of September 30, 2012 KITE REALTY GROUP

OPERATING METRICS

* LEASED PERCENTAGES: RETAIL OPERATING PORTFOLIO KITE REALTY GROUP

CASH RENT SPREADS KITE REALTY GROUP * Q3 2012 Q2 2012 Q1 2012 FY 2011 FY 2010 New Leases 11.6% 22.7% 13.5% 8.6% 9.8% Renewals <1.9%> 4.9% 0.4% 2.9% <3.5%> Weighted Total 4.1% 14.6% 7.2% 6.4% 5.1% Twelve consecutive quarters of positive aggregate cash rent spreads

QUALITY RETAIL TENANT BASE KITE REALTY GROUP * Annualized base rent represents the monthly contractual rent for September 2012 for each applicable tenant multiplied by 12. Excludes tenant reimbursements. S&P credit ratings for parent company as of 11/9/2012. Information as of September 30, 2012 Percent of Portfolio S&P Annualized Credit Base Rent Rating 1 Publix Supermarket 3.9% n/a 2 Bed Bath & Beyond / buybuy Baby 2.7% BBB+ 3 Lowe's Home Improvement 2.3% A- 4 Petsmart 2.2% BB+ 5 Marsh Supermarkets 2.1% n/a 6 Dick's Sporting Goods 1.8% n/a 7 Staples 1.6% BBB 8 Beall's 1.5% n/a 9 Ross Stores 1.5% BBB+ 10 HEB Grocery Company 1.5% n/a 21.1%

DEVELOPMENT/REDEVELOPMENT/ACQUISITIONS

KITE REALTY GROUP * DELRAY MARKETPLACE Delray Beach, Florida Development Update Including anchors Publix and Frank Theatres, we currently have 32 executed leases. The center is approximately 77% pre-leased or committed. Tenants will begin opening at the $94 million project in December 2012.

KITE REALTY GROUP * HOLLY SPRINGS TOWNE CENTER Holly Springs, North Carolina Development Update The shell of the Target building is close to completion. Vertical construction on 205,000 SF of buildings is underway and delivery dates will occur in early 2013. The $57 million development of Phase I is approximately 85% pre-leased or committed including Dick’s Sporting Goods, Marshall’s, Michael’s, and Petco. Closed on a $37.5 million loan with Bank of America on August 1, 2012 for Phase I.

KITE REALTY GROUP * FOUR CORNER SQUARE Maple Valley, Washington Redevelopment Update Three anchor leases for 80,000 total square feet are fully executed with Grocery Outlet, Johnson’s Home & Garden, and Walgreens. The center is approximately 85% leased or committed as of September 30, 2012. Closed on a $23 million loan with US Bank in July 2012. The Grocery Outlet and Johnson Hardware’s buildings are projected to be turned over to the tenants in December 2012 and January 2013.

KITE REALTY GROUP * RANGELINE CROSSING Carmel, Indiana Redevelopment Update Redevelopment of the building for organic grocer Earth Fare began in September 2012. Leasing momentum is strong with multiple tenant negotiations under way. The project is over 90% leased or committed. The initial phase of the $15.5 million redevelopment is scheduled to be completed in June 2013.

KITE REALTY GROUP * RECENTLY ACQUIRED REAL ESTATE Cove Center – Stuart, Florida Acquired in June for $22 million and was 94.9% leased as of September 30, 2012. Anchored by Publix Supermarket and Beall’s Department Store. Potential for redevelopment. 12th Street Plaza – Vero Beach, Florida Acquired in August for $15 million and was 96.6% leased as of September 30, 2012. Anchored by Publix Supermarket and Stein Mart.

KITE REALTY GROUP * HIGH QUALITY RECENTLY COMPLETED REAL ESTATE Rivers Edge Successfully redeveloped and was 100% leased as of September 30, 2012. Anchored by Nordstrom Rack, The Container Store, buybuy Baby, Arhaus Furniture, and BGI Fitness. Eddy Street Commons (University of Notre Dame) Successfully developed and was 96% leased as of September 30, 2012. Anchored by Urban Outfitters, Hammes Bookstore, and University of Notre Dame.

KITE REALTY GROUP * HIGH QUALITY RECENTLY COMPLETED REAL ESTATE Cobblestone Plaza Successfully developed and was 97% leased as of September 30, 2012. Anchored by Whole Foods. Oleander Place Whole Foods opened at the end of May 2012. Successfully redeveloped and was 100% leased or committed as of September 30, 2012.

KITE REALTY GROUP * HIGH QUALITY RECENTLY COMPLETED REAL ESTATE DePauw University Bookstore & Cafe Successfully developed and moved to the operating portfolio in the third quarter. 100% leased to Follett Bookstore and Starbucks Coffee. Zionsville Walgreens Successfully developed and moved to the operating portfolio in the third quarter. 100% leased to Walgreens.

DEBT & CAPITAL MARKETS

KITE REALTY GROUP * BALANCE SHEET PROGRESS In October 2012, issued 12,075,000 common shares for $5.20 per share resulting in net proceeds of approximately $60 million. Weighted-average debt maturities 4.9 years as of September 30, 2012. Less than 25% of debt maturities through December 31, 2015. Unencumbered asset pool increased to over 40% of total assets and continues to expand. Consolidated Construction in Progress (CIP) projected to be less than 5% of total assets after completion of in-process developments:

KITE REALTY GROUP * DEBT AND CAPITAL MARKETS UPDATE Primary Balance Sheet Initiatives Manage floating rate debt to a target of 20% of total debt. De-levering in process through NOI growth, non-core asset sales, and select acquisitions. Significant 2012 Capital Markets Transactions In October 2012, issued 12,075,000 common shares for $5.20 per share resulting in net proceeds of approximately $60 million. Closed on $125 million seven-year unsecured term loan with an interest rate of LIBOR plus 210 to 310 basis points. Closed on an amendment to the $200 million unsecured revolving credit facility that reduced the interest rate by 35 basis points and extended the term to April 30, 2017, including a one-year extension option. Closed on construction loans for development at Four Corner Square and Holly Springs Towne Center – Phase I.

KITE REALTY GROUP * SCHEDULE OF DEBT MATURITIES(1) Substantially completed goal of extending and staggering our near-term debt maturities Information as of September 30, 2012

KITE REALTY GROUP * SOURCES OF CASH NOI GROWTH Stabilization of recently completed developments and redevelopments at Cobblestone Plaza, Rivers Edge, and Oleander Place. Completion of Delray Marketplace, Holly Springs Towne Center – Phase I, Four Corner Square, and Rangeline Crossing (which have recently commenced construction) will occur over the next 12 months. Seven executed leases over 5,000 feet undergoing tenant build out.